Exhibit  32.2
CERTIFICATION
The undersigned officer of ValueRich, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-QSB.

Dated: August 14, 2007	/s/ Michael Chalhub
Chief Financial Officer